                                                                   Exhibit 99.14

                               ABS NEW TRANSACTION

                             COMPUTATIONAL MATERIALS

                          $[466,211,000] (APPROXIMATE)
                  SPECIALTY UNDERWRITING & RESIDENTIAL FINANCE
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                 SERIES 2006-AB1

                                  [SURF LOGO]

                           WILSHIRE CREDIT CORPORATION
                                    SERVICER

                             J.P. MORGAN CHASE BANK
                                     TRUSTEE

                                FEBRUARY 8, 2006

                              [MERRILL LYNCH LOGO]

                                IMPORTANT NOTICES

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus when it is available if you request it by calling the toll-free number at 1-800-248-3580.

This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement.

The information in this free writing prospectus is preliminary and is subject to completion or change.

The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes any inconsistent information contained in any prior similar free writing prospectus relating to these securities.

Numerous assumptions were used in preparing the Free Writing Prospectus which may or may not be stated therein. The Free Writing Prospectus should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Free Writing Prospectus are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the Free Writing Prospectus. Furthermore, unless otherwise provided, the Free Writing Prospectus assumes no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Free Writing Prospectus due to differences between the actual underlying assets and the hypothetical assets used in preparing the Free Writing Prospectus.

This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this Free Writing Prospectus in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

COLLATERAL ANALYSIS

                                     (deal
                                      as a
                                     whole)
                                     Percent
                           Wtd Avg     of       Wtd             Wtd     Wtd    Wtd                   %       %      %      %     %
  FICO    FICO             Current   Current    Avg             Avg     Avg    Avg                  Owner   Full   Ltd  Stated  Int
  Low     High   LTV       Balance   Balance   GWAC    % MI     FICO    DTI    LTV   % SFD   % PUD   Occ     Doc   Doc    Doc  Only
  ---     ----   ---       -------   -------   ----    ----     ----    ---    ---   -----   -----   ---     ---   ---    ---  ----
500       524     > 65%
525       549     > 65%
550       574     > 65%
575       599     > 70%
600       624     > 70%  171,151.19    3.06    7.0458    0.00  621.78  41.99  79.52   71.99  15.38   95.63  42.07  0.56  57.38 21.59
625       649     > 70%  155,903.19   16.58    7.1084    0.00  637.12  41.66  79.46   76.63  15.39   96.69  30.90  0.64  67.62 32.90
650       674     > 80%  211,338.47    8.32    7.1194  100.00  666.51  40.46  90.83   71.51  10.35   91.02  44.01  7.19  47.84 30.22
675       699     > 80%  213,287.50   12.90    7.1624  100.00  685.96  41.26  91.37   72.58   8.40   85.16  35.54  3.43  56.96 32.96
700       724     > 80%  216,408.64    6.85    7.0839  100.00  710.51  40.85  92.66   71.31  12.05   85.54  38.21  1.08  59.49 31.26
725       749     > 85%  194,988.68    3.28    7.1602  100.00  737.77  39.66  93.27   62.92   7.92   85.14  41.08  1.75  56.70 38.92
750       774     > 85%  219,349.93    1.78    7.3416  100.00  761.32  39.43  93.79   78.41   2.51   65.61  28.26  3.72  61.55 31.29
775       799     > 85%  177,039.55    0.97    7.3254  100.00  785.57  37.96  94.33   77.08   7.89   74.26  57.41  0.00  42.59 20.18
800 max           > 85%

                                     Percent
                           Wtd Avg     of       Wtd             Wtd     Wtd    Wtd                    %      %      %      %     %
  LTV     LTV              Current   Current    Avg             Avg     Avg    Avg                  Owner   Full   Ltd  Stated  Int
  Low     High    DTI      Balance   Balance    GWAC    % MI    FICO    DTI    LTV    % SFD  % PUD    Occ    Doc   Doc    Doc  Only
  ---     ----    ---      -------   -------    ----    ----    ----    ---    ---    -----  -----    ---    ---   ---    ---  ----
 60%       64%  > 49.9%  267,791.28    0.22    6.1905    0.00  668.84  52.64  62.19  100.00   0.00  100.00  50.15  0.00  49.85  0.00
 65%       69%  > 49.9%  509,478.75    0.10    5.9500    0.00  639.00  66.53  67.11  100.00   0.00  100.00   0.00  0.00 100.00  0.00
 70%       74%  > 49.9%  401,004.25    0.41    6.3642    0.00  646.73  52.20  70.89   58.15  41.85  100.00  68.54  0.00  31.46  0.00
 75%       79%  > 49.9%  248,287.46    0.35    6.4954    0.00  645.52  51.21  77.60   57.23  32.42   81.58  64.65  0.00  35.35  5.14
 80%       84%  > 49.9%  175,007.26    2.91    6.6152    8.78  659.89  52.01  80.26   73.48  11.57   98.10  53.58  0.00  46.42 24.34
 85%       89%  > 49.9%  245,428.19    0.70    6.5672  100.00  694.02  52.18  86.38   74.28   0.00   74.54  53.25  4.57  42.18 10.14
 90%       94%  > 49.9%  257,012.89    0.47    6.9298  100.00  718.02  51.89  91.56   77.58   0.00   84.19  50.98  0.00  49.02 11.06
 95%       99%  > 49.9%  176,824.32    0.39    7.6166  100.00  692.70  52.06  95.25   91.47   8.53   54.86  94.05  0.00   5.95  0.00
100% max        > 49.9%

                                     Percent
                           Wtd Avg     of      Wtd              Wtd     Wtd    Wtd                    %       %      %     %     %
  DTI     DTI              Current   Current   Avg              Avg     Avg    Avg                  Owner   Full   Ltd  Stated  Int
  Low     High  FICO       Balance   Balance   GWAC     % MI    FICO    DTI    LTV    % SFD  % PUD   Occ     Doc   Doc    Doc  Only
  ---     ----  ----       -------   -------   ----     ----    ----    ---    ---    -----  -----   ---     ---   ---    ---  ----
 20%       24%   < 525
 25%       29%   < 550
 30%       34%   < 575
 35%       39%   < 600
 40%       44%   < 625   174,913.51    0.75    7.1604    0.00  621.87  43.39  76.42   66.47  17.34   97.55  29.46  0.00  70.54 12.17
 45%       49%   < 650   182,718.35    7.45    7.0670    0.00  633.64  47.69  77.73   68.68  16.69   95.77  35.00  0.00  65.00 39.15
 50%       54%   < 675   198,552.37    3.14    6.5730    9.18  643.79  52.00  77.58   76.42  15.43   98.48  57.72  1.01  41.27 13.80
 55% max         < 700   349,561.75    0.21    6.2361   51.42  652.38  61.68  77.30  100.00   0.00   90.05   9.95  0.00  90.05  0.00

LIMITED AND STATED DOC

                           Percent
                 Wtd Avg     of      Wtd           Wtd    Wtd   Wtd                %      %    %      %    %
  FICO   FICO    Current   Current   Avg           Avg    Avg   Avg              Owner  Full  Ltd  Stated Int
  Low    High    Balance   Balance   GWAC   % MI   FICO   DTI   LTV  % SFD % PUD  Occ    Doc  Doc    Doc  Only   % CA    % NY   % FL
  ---    ----    -------   -------   ----   ----   ----   ---   ---  ----- -----  ---    ---  ---    ---  ----   ----    ----   ----
500      524
525      549
550      574
575      599
600      624   184,307.32    2.77   7.3313   0.00 622.11 40.83 75.45 63.62 18.72  97.51  0.00 0.62  99.38 14.36  20.05   6.24  11.40
625      649   162,274.84   12.98   7.2245   0.00 636.88 40.87 77.32 73.61 17.77  96.64  0.00 0.82  99.18 32.18  12.70   3.38   5.42
650      674   188,262.85   16.24   7.1764  28.20 663.24 40.21 81.09 68.01 15.21  93.11  0.00 5.39  94.61 34.49  14.44   6.89   8.10
675      699   215,603.43   16.15   7.0721  48.24 686.74 40.85 84.04 70.52 12.36  92.80  0.00 2.87  97.13 41.41  19.29   7.48   4.09
700      724   222,412.14    8.71   6.9833  47.64 711.62 40.50 84.37 64.96 16.30  89.58  0.00 0.85  99.15 40.29  25.18  14.14   6.89
725      749   222,598.48    5.42   6.9741  47.54 736.63 41.28 83.61 57.31 18.20  90.31  0.00 1.06  98.94 45.53  18.26   8.34   7.69
750      774   226,030.67    2.94   7.1231  42.30 760.68 39.52 84.10 61.88 14.13  79.38  0.00 6.01  93.99 40.50  25.45   7.68   8.32
775      799   234,917.00    1.14   7.0502  40.92 789.05 39.78 83.31 80.49  3.33  91.08  0.00 0.00 100.00 51.95  17.03  20.68   1.97
800 max        252,572.88    0.21   6.3743   0.00 802.34 42.50 74.45 83.81 16.19 100.00  0.00 0.00 100.00 72.53  38.09   0.00   0.00

IO LOANS

                           Percent
                 Wtd Avg     of      Wtd           Wtd    Wtd   Wtd                %      %    %      %    %
  FICO   FICO    Current   Current   Avg           Avg    Avg   Avg              Owner  Full  Ltd  Stated Int
  Low    High    Balance   Balance   GWAC   % MI   FICO   DTI   LTV  % SFD % PUD  Occ    Doc  Doc    Doc  Only    % CA   % NY   % FL
  ---    ----    -------   -------   ----   ----   ----   ---   ---  -----------  ---    ---  ---    ---  ----    ----   ----   ----
500      524
525      549
550      574
575      599
600      624   257,001.39    1.04   6.7551   0.00  622.6 41.59 76.38 71.77 18.74    100 61.89    0  38.11  100    4.82  14.49    2.1
625      649   209,599.80    5.91   7.0338   0.00 637.49 41.65 77.88 70.23  22.1  99.06  28.4    0  70.63  100   18.62   2.13   6.42
650      674   229,154.06    8.84   6.9088  28.45  663.5 41.41 81.82 65.17 18.27    100 36.33 0.28  63.1   100   32.34   6.29   6.27
675      699   246,529.62    9.41   6.8966  45.20 686.95 42.73 84.28 68.68 13.63  97.88  26.2    0  71.08  100   30.39   4.08   3.82
700      724   236,883.83    4.57   6.8900  46.90 710.71 40.64 84.73 63.82  16.7   96.2 21.41 1.62  75.23  100   36.56   7.86   2.58
725      749   276,181.22    3.64   6.6969  44.06 737.25 39.87  83.5 57.33 25.63   96.8 30.03 1.12  66.62  100   33.96   7.28      0
750      774   296,238.53    1.68   6.7523  43.19 761.42 41.24 83.34 53.93 16.33  91.38 27.14    0  70.64  100   48.27   6.08   7.04
775      799   267,904.68    0.82   6.9364  36.37 786.74  37.1 83.28 71.98  4.68  95.92 24.94    0  72.89  100   29.49  11.31      0
800 max        366,400.00    0.15   6.4106   0.00 800.95 46.85 79.57   100     0    100     0    0    100  100   52.51      0      0